Commitments and Contingencies Summary of Amounts Reported in the Balance Sheet in Respect of Operating Lease Assets and Corresponding Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Assets:
Operating lease right-of-use assets	$ 6,301	$ 6,890
Current:
Operating lease liabilities	538	471
Noncurrent:
Operating lease liabilities, net of current portion	6,248	6,786
Total operating lease liabilities	$ 6,786	$ 7,257